SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)  December 1, 1998
                                                  ----------------


                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                   California
                 (State or Other Jurisdiction of Incorporation)




            333-63805                                    33-0459135
            ---------                                    ----------
      Commission File Number)               (I.R.S. Employer Identification No.)


16355 Laguna Canyon, Irvine, California                     92718
---------------------------------------                     -----
(Address of Principal Executive Offices)                  (Zip Code)


                                 (949) 753-6800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                            2 Ada, Irvine, California
                            -------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         None

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.             Document Description
-------           --------------------

20.31             Structural Term Sheet for CPS Auto Receivables Trust 1998-4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CONSUMER PORTFOLIO SERVICES, INC.
                                       (Registrant)




Dated: December 1, 1998                 By: /s/ Jeffrey P. Fritz
                                            --------------------
                                            Name:  Jeffrey P. Fritz
                                            Title: Chief Financial Officer

                                INDEX TO EXHIBITS



Exhibit                                                             Sequential
  No.             Document Description                                Page No.
-------           --------------------                              ----------

20.31             Structural Term Sheet for CPS Auto Receivables Trust 1998-4